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                                                                    EXHIBIT 99.2

GOLD BANC CORP.
INCOME STATEMENTS - RESTATED w/o Mortgage Company
(In thousands, except per share data)

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
                         QTR. END  QTR. END  QTR. END   QTR. END      YTD      QTR. END   QTR. END   QTR. END   QTR. END   YTD
                        03/31/1999 6/30/1999 9/30/1999 12/31/1999 12/31/1999 03/31/2000 06/30/2000 09/30/2000 12/31/2000 12/31/2000
                        ---------- --------- --------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Interest income -
Loans, including fees   $   34,723 $  36,515 $  36,811 $   38,349 $  146,398 $   41,235 $   42,365 $   43,817 $   44,393 $  171,810
Investments                  6,075     6,263     6,821      7,301     26,460      6,968      7,383      7,205      7,616     29,172
Other                        1,250     1,194       879        561      3,884        629        609        987      1,281      3,506
                        ---------- --------- --------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
                            42,048    43,972    44,511     46,211    176,742     48,832     50,357     52,009     53,290    204,488
                        ---------- --------- --------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

Interest expense -
Deposits                    17,887    17,870    18,464     19,460     73,681     20,676     21,059     23,148     24,344     89,227
Borrowings and other         3,191     3,914     3,838      4,129     15,072      3,986      6,008      5,607      6,229     21,830
                        ---------- --------- --------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
                            21,078    21,784    22,302     23,589     88,753     24,662     27,067     28,755     30,573    111,057
                        ---------- --------- --------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

Net interest income         20,970    22,188    22,209     22,622     87,989     24,170     23,290     23,254     22,717     93,431
Provision for loan
 losses                      1,145     1,459     1,127      1,205      4,936        661      1,014        978      2,020      4,673
                        ---------- --------- --------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Net Interest income
 after provision for
 loan losses                19,825    20,729    21,082     21,417     83,053     23,509     22,276     22,276     20,697     88,758
                        ---------- --------- --------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Other income -
Service charges              2,418     2,656     2,837      2,943     10,854      2,929      2,570      2,580      2,723     10,802
Net gain on sale of
 mortgage loans                299       606       268        363      1,536         90         75         85         51        301
Gain (Loss) on sale of
 securities                    237        34        (2)        (5)       264        (30)       234         15        (43)       176
Gain (Loss) on sale of
 other assets                  (11)      (51)        9        (35)       (88)       (62)       100       (106)      (448)      (516)
Unrealized gain (loss) on
 trading assets                (37)      (21)       36        (15)       (37)         -          -        (49)         -        (49)
Investment trading fees
 & commissions                 976       868       712        737      3,293        615        653        852        577      2,697
Other                        2,141     2,618     2,509      2,407      9,675      2,618      2,810      2,696      2,163     10,287
                        ---------- --------- --------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
                             6,023     6,710     6,369      6,395     25,497      6,160      6,442      6,073      5,023     23,698
                        ---------- --------- --------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

Other expense -
Salaries and employee
 benefits                    8,769     9,543     9,631     10,293     38,236      9,826      9,692      9,825     10,231     39,574
Occupancy expense            1,814     2,059     1,946      2,024      7,843      1,999      1,929      1,905      1,809      7,642
Depreciation expense         1,295     1,311     1,272      1,197      5,075      1,426      1,514      1,477      1,571      5,988
Goodwill amortization
 expense                       394       445       423        438      1,700        462        500        467        487      1,916
Other                        5,171     5,231     4,714      5,698     20,814      5,763      5,314      6,195      4,826     22,098
                        ---------- --------- --------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
                            17,443    18,589    17,986     19,650     73,668     19,476     18,949     19,869     18,924     77,218
                        ---------- --------- --------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

Earnings before income
 taxes and one-time
 charges                     8,405     8,850     9,465      8,162     34,882     10,193      9,769      8,480      6,796     35,238
Income taxes                 3,058     3,110     3,163      2,932     12,263      3,044      3,569      2,904      1,200     10,717
                        ---------- --------- --------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

                        -----------------------------------------------------------------------------------------------------------
Earnings before one-time
 charge                      5,347     5,740     6,302      5,230     22,619      7,149      6,200      5,576      5,596     24,521
                        ---------- --------- --------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

Less: investment portfolio
 restructure - net of
 taxes                           -         -         -        423        423          -          -      1,367          -      1,367
Less: acqusition's loan
 loss provision - net
 of taxes                        -         -         -      4,097      4,097          -          -          -          -          -
Less: operations of Gold
 Mortgage - net of taxes         -         -        86       (115)       (29)        81        195        932     17,633     18,841
Less: consolidation/
 repositioning/pooling
  expense - net of taxes         -         -         -      3,353      3,353      7,853       (398)      (312)     1,624      8,767
                        ---------- --------- --------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

Net earnings            $    5,347 $   5,740 $   6,216 $   (2,528)$   14,775 $     (785)$    6,403 $    3,589 $  (13,661)$   (4,454)
                        ---------- --------- --------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

EPS - Earnings before
 one-time charges       $     0.14 $    0.15 $    0.17 $     0.14 $     0.60 $     0.19 $     0.16 $     0.15 $     0.15 $     0.65
EPS - Net earnings      $     0.14 $    0.15 $    0.17 $    (0.07)$     0.39 $    (0.02)$     0.17 $     0.10 $    (0.36)$    (0.12]
Weighted average common
 shares outstanding         37,523    37,519    37,515     37,489     37,529     37,930     37,769     37,494     37,550     37,653
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             Confidential                       2/19/01                   Page 1